October 15, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:	Form 8-K CDF Floorplan Receivables, L.P.
   	Registration Nos. 333-74457 and 333-74457-01

On behalf of CDF Floorplan Receivables, L.P., a Delaware Limited
Partnership ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address pat.o-malley@ge.com at your earliest convenience.

Sincerely,
/s/ W. Steven Culp
Controller

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 15, 2004

CDF FLOORPLAN RECEIVABLES, L.P.
(Exact name of registrant as specified in its amended charter)

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST
(Co-Registrant and Issuer with Respect to the Securities)

Delaware                    333-74457 and 333-74457-01   88-0355652
(State or other jurisdiction      (Commission           (IRS Employer
of incorporation                   File Numbers)         identification No.)

5595 Trillium Boulevard
Hoffman Estates, Illinois                         60192
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:   (847) 747-6800

Item 8.01.  Other Events.

	Monthly Reporting

In no-action letters issued to a variety of issuers of asset-backed securities, whose principal assets are receivables, the Division of Corporation Finance has stated that it would not raise any objection if specified information was filed monthly on Form 8-K in lieu of quarterly reports on Form 10-Q. In reliance particularly on the letter relating to ITT Floorplan Receivables, L.P. (April 25, 1994), CDF Floorplan Receivables, L.P., on behalf of itself and its co-registrant Distribution Financial Services Floorplan Master Trust, has adopted this monthly reporting procedure and is filing this and other monthly reports on Form 8-K in lieu of quarterly reports on Form 10-Q.

Item 9.01.  Financial Statements and Exhibits.

(a)	Not Applicable
(b)	Not Applicable
(c)	Exhibits.

Exhibit
No.	    	Document Description

99.1		Distribution Financial Services Floorplan Master Trust
		Compliance/Statistical Reporting
		Reporting for period ending 9/30/2004

99.2		Distribution Financial Services Floorplan Master Trust
Payment Date Statement Series 2000-2
Reporting for period ending 9/30/2004

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FLOORPLAN RECEIVABLES, L.P.,
on behalf of itself, as Registrant

By:         CDF Floorplan Receivables, Inc.,
            its General Partner

By: 		/s/ W. Steven Culp
Title: 	Controller

CDF FLOORPLAN RECEIVABLES, L.P.
on behalf of Distribution Financial Services Floorplan Master Trust, as Co-Registant

By:    	/s/ W. Steven Culp
Title:  	Controller


EX-1

Distribution Financial Services Floorplan Master Trust
Compliance/Statistical Reporting
Distribution Date                        10/15/2004
Collection Period Ending                  9/30/2004

Calculation Of Pool Balance
 1 Total "Office" Receivables                        2,919,219,142
 2 Discount Factor                                            0.50%
 3 End of month Pool Balance                         2,904,623,046

Total Trust Receivables-Delinquency
 4 NSF 1-30 Office                                         432,493
 5 SAU 1-30 Office                                       8,905,745
 6 Total                                                 9,338,238
 7 Trust Receivables                                 2,919,219,142
 8 .75 % of Trust Receivables                                 0.75%
 9 Total                                                21,894,144
10 Amount in Excess                                              0

11 NSF 30+                                                 729,059
12 SAU 30+                                               1,734,792
                                                         2,463,851

Overconcentrations
13 End of month Pool Balance                         2,904,623,046

                                                        Limits         Actual     Excess
14 A/R Receivables                              20%    580,924,609    52,584,556        0

15 Asset Based Receivables                      20%    580,924,609   204,316,492        0

16 Dealer concentration top 8                  2.5%     72,615,576    87,123,184 14,507,60

17 Dealer concentration Other                    2%     58,092,461    32,499,202        0

18 Manufacturer Concentration Top 3             15%    435,693,457   275,131,632        0

19 Manufacturer Concentration Other             10%    290,462,305    88,061,385        0

20 Product Line Concentration:

21 CE & Appl                                    25%    726,155,762    98,637,268        0

22 MIS                                          25%    726,155,762   304,486,217        0

23 Motorcycle                                   25%    726,155,762   366,861,089        0

24 Marine                                       35%  1,016,618,066   643,146,802        0

25 RV                                           35%  1,016,618,066   925,827,393        0

26 Music                                        25%    726,155,762    57,852,084        0

27 Industrial Equipment                         25%    726,155,762   135,273,021        0

28 A/R                                          25%    726,155,762   256,901,048        0

29 Snowmobiles                                  25%    726,155,762             0        0

30 Other                                        25%    726,155,762   130,234,220        0

31 Delayed Funding Receivables                                       262,331,161

                                       7/31/2004      8/31/2004      9/30/2004    Average
32 Charge Offs to Receivables
   (Annualized)                          0.32%          0.07%          -0.27%        0.04%
33 Payment Rate                          44.47%         45.61%         41.93%       44.00%

Net Receivable Rate - Current Month
34 Interest                                   5.37%
35 Discount                                   2.52%
36 Total                                      7.89%
37 Less Servicing                            -2.00%
38 Remaining                                  5.89%



EX-2

CDF Floorplan Receivables, L.P.
Distribution Financial Services Floorplan Master Trust
Distribution Date Statement
Report Date             09/30/04
Collection Period       09/01/04 09/30/04
Determination Date      10/13/04
Distribution Date       10/15/04
                                                                Dealer
                                                                 Over-          Series          Series        Series       Series
                                                 Total       Concentration      2000-2          2000-2        2000-2       2000-2
                          Date                   Trust          Series           Total         Class A        Class B      Class C
Pool Balance
1 Beginning of Month
  Receivables                     08/31/04  2,868,129,444
2 Plus: Account Additions         09/01/04              -
3 Beginning of month
  Principal
  Receivables                     09/01/04  2,868,129,444
4 Discount Factor                                0.50%
  Beginning of month Pool
5 Balance                         09/01/04  2,853,788,797
6 Beginning of month Dealer
  Overconcentrations              09/01/04     12,439,640
  Beginning of month
7 Unconcentrated
  Pool Balance                    09/01/04  2,841,349,157

8 End of month Principal
  Receivables                     09/30/04  2,919,219,142
9 Discount Factor                                0.50%
10End of mo Pool Balance          09/30/04  2,904,623,046
11End of month Dealer
  Overconcentrations              09/30/04     14,507,608
12End of month
  Unconcentrated Pool
  Balance                         09/30/04  2,890,115,438
13Overconcentrated %              09/30/04       0.50%
14Unconcentrated %                09/30/04      99.50%

Certificates
15Beginning of
  month/closing date
  Invested Amount                 09/01/04                    12,439,640     500,000,000     477,500,000    15,000,000    7,500,000
16Allocation Percentage           09/01/04                       0.45%          18.16%          17.34%         0.54%        0.27%
17End of month Invested
  Amount                          09/30/04                    14,507,608     500,000,000     477,500,000    15,000,000    7,500,000
18Principal Payments
  Outstanding Principal           10/13/04                             -               -               -             -            -
19Balance                         10/15/04                    14,507,608     500,000,000     477,500,000    15,000,000    7,500,000
20Pool Factor                     10/15/04                                                       1.00000       1.00000      1.00000

Excess Funding Account
21End of month balance            09/15/04              -
22Determination Date
  Deposit                         10/15/04              -
  Distribution Date
23Disbursement                    10/15/04              -
  Excess Funding Account
24Balance                         10/15/04              -

Reserve Fund
25Required Amount                 10/15/04                                    17,500,000
26Beginning Balance               09/15/04                                    17,500,000
27Deposits              09/15/04  10/15/04                                        20,923
28Disbursements         09/15/04  10/15/04                                        20,923
29Ending Balance                  10/15/04                                    17,500,000

Collections
30Principal Allocation
  Percentage                      09/30/04                       0.51%          17.60%          16.81%         0.53%        0.26%
31Floating Allocation
  Percentage                      09/30/04                       0.51%          17.60%          16.81%         0.53%        0.26%

32Principal Collections 09/01/04  09/30/04  1,202,574,759        210,986
33Nonprincipal Collectio09/01/04  09/30/04     18,908,723          1,046
34Total Collections     09/01/04  09/30/04  1,221,483,482        212,032

Defaults
35Defaulted Amount      09/01/04  09/30/04       (650,826)
36Investor Default Amoun09/01/04  09/30/04                             -        (114,528)       (109,374)       (3,436)     (1,718)

Interest
37Monthly Interest                10/15/04                             -         845,876         799,813        28,500       17,563
38Interest Shortfall              10/15/04                             -               -               -             -            -
39Additional Interest             10/15/04                             -               -               -             -            -
40Total                           10/15/04                             -         845,876         799,813        28,500       17,563

Servicing Fee
41Certificate Balance for
  Servicing
  Fee determination              9/01/2004                                   500,000,000     477,500,000    15,000,000    7,500,000
42Servicing Fee Rate                                                             2.00%           2.00%         2.00%        2.00%
43Servicing Fee         09/01/04  09/30/04                                       833,333         795,833        25,000       12,500
44Remaining Servicing Fee         10/15/04                                       833,333         795,833        25,000       12,500

Excess Servicing
45Nonprincipal Collectio09/01/04  09/30/04     18,908,723          1,046
46Servicer Advance Less
  Reimbursement of Servicer
  Advance               09/01/04  09/30/04      1,071,158
47Floating Allocation
  Percentage                                                     0.51%          17.60%          16.81%         0.53%        0.26%
48Investor Nonprincipal
  Collections           09/01/04  09/30/04                         1,046       3,327,420       3,177,686        99,823       49,911
49Investor portion of
  Servicer Advance
  Less Reimbursement    09/01/04  09/30/04                             -         188,494         180,012         5,655        2,827
50Plus:  Investment Proc09/01/04  09/30/04                             -          23,942
51Less:
52Monthly Interest                10/15/04                             -         845,876         799,813        28,500       17,563
53Prior Monthly Interest          10/15/04                             -               -               -             -            -
54Additional Interest             10/15/04                             -               -               -             -            -
55Reserve Fund Deposit            10/15/04                             -               -               -             -            -
56Default Amount        09/01/04  09/30/04                             -        (114,528)       (109,374)       (3,436)     (1,718)
57Charge-Offs           09/01/04  09/30/04                             -               -               -             -            -
58Monthly Servicing Fee           10/15/04                             -         833,333         795,833        25,000       12,500
59Carry-over Amount               10/15/04                             -               -               -             -            -
60Carry-over Amount
     Additional Interest          10/15/04                             -               -               -             -            -
61Yield Supplement Dep.           10/15/04                             -               -
62Balance:  Excess Servi09/01/04  09/30/04                      1,046.00    1,975,175.00

Collection Account
63Beginning Balance               09/15/04                                             -
64Deposits              09/15/04  10/15/04                                     1,034,370
65Disbursements         09/15/04  10/15/04                                     1,034,370
66Ending Balance                  10/15/04                                             -

Interest Funding Account
67Beginning Balance               09/15/04                                             -
68Deposits              09/15/04  10/15/04                                       845,906
69Disbursements         09/15/04  10/15/04                                       845,906
70Ending Balance                  10/15/04                                           -

Principal Funding Account
71Beginning Balance               09/15/04                                             -
72Deposits              09/15/04  10/15/04                                             -
73Disbursements         09/15/04  10/15/04                                             -
74Ending Balance                  10/15/04                                             -

Yield Supplement Account
75Required Amount                 10/15/04                                     2,500,000
76Beginning balance               09/15/04                                     2,500,000
77Deposit               09/15/04  10/15/04                                         2,989
78Disbursements         09/15/04  10/15/04                                         2,989
79Ending balance                  10/15/04                                     2,500,000

80Total Amount Distributed        10/15/04        845,876

Interest Rate for the Next Period
81One-month LIBOR       10/15/04  11/15/04          1.87000%
82Net Receivables Rate            09/30/04          5.88646%
